Exhibit 10.1

Form of Subscription Agreement

This subscription (this “Agreement”) is dated [________________], 2019, by and between the investor identified on the signature page hereto (the “Investor”) and BAIKANG BIOLOGICAL GROUP HOLDINGS LIMITED, a British Virgin Islands company (the “Company”), whereby the parties agree as follows:

1.           Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number shares (the “Shares”) of the Company’s Common Shares, $0.001 par value per share (the “Common Shares”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share (the “Purchase Price”) as set forth on the signature page hereto.

The Shares have been registered on a Registration Statement on Form F-1, Registration No. 333-231768 (as amended, the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”) and by the Company with the U.S. Securities and Exchange Commission (the “Commission”). A copy of the preliminary prospectus which forms a part of the Registration Statement is being delivered simultaneously with this form of Agreement. A final prospectus supplement will be delivered to the Investor as required by law.

The Investor shall pay the Purchase Price by check made out to Continental Stock Transfer & Trust Company, as Escrow Agent and delivered to the Escrow Agent for deposit in the Escrow Account. All subscription agreements and checks should be delivered to Continental Stock Transfer & Trust Company, Attention George Dalton, 1 State Street 30th Floor, New York, NY 10004.

The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Joseph Stone Capital, LLC (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No Closing will occur until the Registration Statement is declared effective. At the Closing, the Company shall cause the Shares to be delivered to the Investor with the delivery of the Shares to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through (i) the physical delivery of certificates evidencing the Shares delivered to the residential or business address indicated thereon; or (ii) book-entry posting on the control book maintained by the transfer agent evidencing the Shares).

The Company may reject this subscription, in whole or in part, for any reason (regardless of whether any check relating to this subscription is deposited), and the Company will instruct the Escrow Agent to promptly return your funds without interest, and without deduction of any expenses, if rejected. The Company will send you a fully executed copy of this Agreement if your subscription is accepted.

2.           Representations and Warranties.

The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or a person known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulation Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Shares (or securities convertible into or exercisable for Common Shares) or the voting power of the Company on a post-transaction basis.

Exceptions:
(If no exceptions, write “none.” If left blank, the response will be deemed to be none.)

Investor hereby represents, warrants, covenants and agrees as follows:

(a)          Investor is at least eighteen (18) years of age with an address as set forth above.

(b)          Investor is under no legal disability nor is Investor subject to any order which would prevent or interfere with Investor’s execution, delivery and performance of this Agreement or his or her purchase of the Shares. The Shares are being purchased solely for Investor’s own account and not for the account of others and for investment purposes only, and are not being purchased with a view to or for the transfer, assignment, resale or distribution thereof, in whole or part. Investor has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to the transfer, assignment, resale or distribution of any of the Shares.

(c)          Investor has (i) adequate means of providing for his or her current financial needs and possible personal contingencies, and no present need for liquidity of the investment in the Shares, and (ii) a liquid net worth (that is, net worth exclusive of a primary residence, the furniture and furnishings thereof, and automobiles) which is sufficient to enable Investor to hold the Shares indefinitely.

(d)          Investor has such knowledge and experience in financial and business matters that Investor is fully capable of evaluating the risks and merits of an investment in the Shares.

(e)          Investor has been furnished with the Registration Statement. Investor understands that Investor shall be required to bear all personal expenses incurred in connection with his or her purchase of the Shares, including without limitation, any fees which may be payable to any accountants, attorneys or any other persons consulted by Investor in connection with his or her investment in the Shares.

3.           Miscellaneous.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service, such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Delaware without giving effect to any conflict of laws or choice of law rules.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Agreement.

4.           FINRA Rules 5130 and 5131. This rule states that "restricted persons" are prohibited from participating in Syndicate or new issue offerings. Please review the following definition of a "restricted person" on Schedule A prior to signing this form acknowledging you do not fall into "restricted person" status. The undersigned hereby represents and warrants as of the date set forth below that:

i.	The undersigned is the holder of the account identified below or is authorized to represent the beneficial holders of the account;
ii.	Neither the undersigned nor any beneficial holder of the account is a "restricted person" as that term is described in FINRA Rule 5130 (described in Schedule A); and
iii.	the undersigned understands FINRA Rule 5130 and the account is eligible to purchase new issues in compliance with such rule.

BAIKANG BIOLOGICAL GROUP HOLDINGS LIMITED
Investor’s Subscription accepted this ___ day of __________________________, 2019

By:
Name:
Title:

Number of Shares:		Address for Notice:
Purchase Price per Share:	$
Total Purchase Amount:	$
c/o BAIKANG BIOLOGICAL GROUP HOLDINGS LIMITED, Ginkgo Biomedical Science & Technology Industrial Park Pizhou, Jiangsu Province People’s Republic of China 221300

INVESTOR:

By:
Name:

Select method of delivery of Shares:

☐ DWAC DELIVERY DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

******Please ensure your broker-dealer initiates the DWAC on the Closing Date of the offering. Questions concerning the initiation of the DWAC should be addressed to Continental Stock Transfer & Trust Company at 212.845.3291.******

☐ PHYSICAL DELIVERY OF CERTIFICATES:
Delivery Instructions:

Name in which Shares should be issued (full name no abbreviations):	Address for delivery:

SS#
Street:
City/State/Zip:
Attention:
Telephone No:

☐ HOLD SHARES AS BOOK-ENTRY POSITION:
Instructions:

Name in which Shares should be issued (full name no abbreviations):	Address Information:
SS#
Street:
City/State/Zip:
Attention:
Telephone No:

SCHEDULE A

a)	FINRA Member Firms or other Broker/Dealers

b)	Broker-Dealer Personnel

a.	Any officer, director, General partner, associated person or employee of a member firm or any other Broker/dealer.
b.	Any agent of a member firm or any other Broker/dealer that is engaged in the investment banking or securities business.
c.	Any immediate family member of a person specified above. Immediate family members include a person's parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in- law, and children.
i.	Person that materially supports or receives material support from the immediate family member.
ii.	Person employed by or associated with the member, or an affiliate of the member, selling the new issue to the immediate family member.
iii.	Person that has an ability to control the allocation of the new issue.

c)	Finders and Fiduciaries. With respect to the security being offered, a finder or any person acting in a fiduciary capacity to the managing underwriter, including, but not limited to, attorneys, accountants, and financial consultants; and any immediate family members (or person(s) receiving material support or receives material support from the family member) of a person identified as a Finder or Fiduciary.

d)	Portfolio Managers

a.	Any person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.
b.	Any immediate family member of a person specified under portfolio Managers that materially supports, or receives material support from such person.

e)	Persons Owning a Broker/Dealer

a.	Any person listed, or required to be listed, in Schedule A of a Form BD, except persons identified by ownership of less than 10%.
b.	Any person listed, or required to be listed, in Schedule B of a Form BD, except persons identified by ownership of less than 10%.
c.	Any person listed, or required to be listed, in Schedule C of a Form BD that meets the criteria of (e)(bullet point 1) or (e) (bullet point 2) above.
d.	Any person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.
e.	Any person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD. f. Any immediate family member of a person specified in (5) (bullet points 1-5) unless the person owning the Broker/dealer:
i.	Does not materially support, or receive material support from the immediate family member.
ii.	Is not an owner of the member, or an affiliate of the member, selling the new issue to the immediate family member.
iii.	Has no ability to control the allocation of the new issue.